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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-80789, No. 333-13927 and 333-90004) of
Movado Group, Inc. of our report dated March 10, 2004 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.





PricewaterhouseCoopers LLP
Florham Park, New Jersey
April 15, 2004